Exhibit 10.5

                    Filing Agreement dated September 22, 2000
                        Re: Joint Filing of Schedule 13D


The undersigned hereby agree that:

                  (i)      each of them is individually eligible to use the
                           Schedule 13D attached hereto;

                  (ii) the attached Schedule 13D is filed on behalf of each of them;

                  (iii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning herself, himself or itself; but none of them is responsible for the completeness and accuracy of the information concerning the other persons making the filing, unless she, he or it knows or has reason to believe that such information is inaccurate.


         Dated: September 22, 2000


INTERACTIVE TECHNOLOGY HOLDINGS, L.L.C., a Delaware Limited Liability Company
By QK Holdings, Inc., its Managing Member

By: /s/ Kevin Else
    -------------------------------------------------
    Name:  Kevin Else
    Title:  President of QK Holdings, Inc.,

QK HOLDINGS, INC., a Delaware Corporation

By: /s/  Kevin Else
    --------------------------------------------------
    Name:  Kevin Else
    Title:  President of QK Holdings, Inc.

COMCAST CORPORATION, a Pennsylvania Corporation


By: /s/ Arthur R. Block
    ------------------------------------------------
    Name:  Arthur R. Block
    Title:  Senior Vice President


QVC, INC., a Delaware Corporation


By: /s/ Neal S. Grabell
    -------------------------------------------------
    Name:  Neal S. Grabell
    Title:  General Counsel


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Comcast Programming Holdings, Inc., a Delaware corporation


By: /s/ Rosemarie S. Teta
    -------------------------------------------------
    Name:  Rosemarie S. Teta
    Title:  Vice President


Comcast QVC, Inc., a Delaware corporation


By: /s/ Rosemarie S. Teta
    -------------------------------------------------
    Name:  Rosemarie S. Teta
    Title:  Vice President